                                                                    EXHIBIT 10.1



                             NOTE PURCHASE AGREEMENT

                                 By and Between

                                   [Investor]

                                as the Purchaser

                                       and

                                Youbet.com, Inc.

                                 as the Company

                                     Dated:

                             As of February 11, 2003

         THIS NOTE PURCHASE AGREEMENT (this "Agreement"), is made as of February 11, 2003 by and between Youbet.com, Inc. a Delaware corporation (the "Company") and [Investor], (the "Purchaser").

                                    RECITALS

         A. The Purchaser desires to purchase from the Company, and the Company desires to issue to the Purchaser, or its designee, a note in the aggregate principal amount of $XXX,XXX (the "Note") which is part of a series of notes in the aggregate principal amount $2,000,000 (the "Notes");

         B. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"); and

         C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering an Intercreditors Agreement referred to in Section 5(a) below (the "Intercreditors Agreement"). This Agreement, the Intercreditors Agreement and the Note are sometimes hereinafter collectively referred to as the "Transaction Documents."

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Company and the Purchaser hereby agree as follows:

         ISSUANCE SALE AND DELIVERY OF SECURITIES.

         Issuance of the Note.  Subject to the terms and conditions set forth in
         ---------------------
this Agreement and in reliance upon the representations and warranties contained herein, the Company agrees to issue and sell to Purchaser, or its designees, and Purchaser hereby agrees to purchase from the Company, the Note. The Note shall
(a) have a maturity date of February 11, 2005, with interest at the rate of 10% per annum with interest only payable quarterly, and (b) otherwise be substantially in the form attached hereto as Exhibit A.

         Closing.  The  closing  of the  purchase  and  sale  of the  Note  (the
         -------
"Closing") shall be held at the offices of Loeb & Loeb LLP in Los Angeles, California, or at such other location as shall be agreed upon by the parties hereto. At the Closing, the Company shall deliver the Note to the Purchaser, or such other person as the Purchaser shall otherwise designate, and the Purchaser shall pay an aggregate of $XXX,XXX to the Company by cashiers' check, certified funds or wire transfer.

         PURCHASER'S REPRESENTATIONS AND WARRANTIES.

         The Purchaser understands, agrees with, and represents and warrants to the Company with respect to the purchase hereunder, that:

         Investment  Purposes;  Compliance With Securities Act. The Purchaser is
         -----------------------------------------------------
purchasing the Note for the Purchaser's own account, for investment only and not with a view towards, or in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the Securities Act.

         Accredited  Investor Status. The Purchaser is an "accredited  investor"
         ---------------------------
as that term is defined in Rule 501 (a) of Regulation D. The Purchaser is a sophisticated investor and has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of an investment made pursuant to this Agreement.

         Reliance on  Exemptions.  The Purchaser  understands  the Note is being
         -----------------------
offered and sold to in reliance on specific exemptions from the registration requirements of the applicable United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, acknowledgments, understandings, agreements and covenants of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Note.

         Information.  The Purchaser and the advisors of the Purchaser,  if any,
         ------------
have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Note that have been requested by the Purchaser. The Purchaser and the Purchaser's advisors, if any, have been afforded the opportunity to ask all such questions of the Company as they have in their discretion deemed advisable. The Purchaser understands that the Purchaser's investment in the Note involves a high degree of risk. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to an informed investment decision with respect to the investment made pursuant to this Agreement.

         Transfer or Resale.  The Purchaser  understands  that: (i) the Note has
         ------------------
not been and is not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless either (a) subsequently registered thereunder or (b) the Purchaser shall have delivered to the Company an opinion by counsel reasonably satisfactory to the Company, in form, scope and substance reasonably satisfactory to the Company, to the effect that the Note to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, and (ii) neither the Company nor any other person is under any obligation to register such Note under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

         Legends. The Note shall bear the following legend:
         -------

"THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR, IF APPLICABLE, STATE SECURITIES LAWS. EXCEPT AS PROVIDED IN SECTION 2(E) OF THE NOTE PURCHASE AGREEMENT, DATED AS OF THE DATE HEREOF. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENSE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO YOUBET.COM, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

         Authorization;  Enforcement.  The Transaction  Documents have been duly
         ---------------------------
and validly authorized, executed and delivered by the Purchaser and are each and collectively valid and binding agreements of the Purchaser enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, liquidation, or similar laws relating to, or affecting, generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

         REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company understands, agrees with, and represents and warrants to the Purchaser that:

         Organization  and  Qualification.  The Company and its subsidiaries are
         --------------------------------
duly organized and existing in good standing under the laws of the respective jurisdictions in which they are incorporated and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" as used herein means any material adverse effect on the operations, properties or financial condition of the Company and its subsidiaries taken as a whole.

         Authorization; Enforcement. (i) The Company has the requisite corporate
         --------------------------
power and authority to enter into and perform the Transaction Documents, to issue and sell the Note in accordance with the terms hereof, and to perform its obligations under the Note in accordance with the requirements of the same, (ii) the execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) the Transaction Documents have been duly and validly authorized, executed and delivered by the Company, and (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting, generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

         No Conflicts. The execution, delivery and performance of this Agreement
         ------------
by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect).

         Consents. Except as set forth in Schedule 3(d) and the filing of a Form
         --------
D with the United States Securities and Exchange Commission, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents.

         SEC Reports.  The Company has filed all proxy  statements,  reports and
         -----------
other documents required to be filed by it under the Securities Exchange Act of 1934 as amended (the "Exchange Act"). The Company has furnished the Purchaser with copies of (i) its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and its Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 (the "SEC Reports"). The SEC Reports were in substantial compliance with the requirements of its respective form and neither the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         Absence ff Certain Changes. Since September 30, 2002, there has been no
         --------------------------
material adverse change and no material adverse development in the business, properties, operation, financial condition, results of operations or prospects of the Company; provided that the Company must raise additional cash to continue its operations and that its auditor has expressed doubt regarding the Company's ability to continue as a going concern in its report on the Company's financial statements for the year ended December 31, 2001.

         Absence of Litigation.  Except as set forth in Schedule 3(g) and in the
         ---------------------
Company's filings with the SEC, which the Purchaser has reviewed, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.

         Title to Assets and Liens.  Except as set forth on Schedule  3(h),  the
         -------------------------
Company has good and marketable title to the Assets owned by it and the valid and enforceable right to receive and/or use each of the Assets in which the Company has any other interest, free and clear of all Liens. As used herein (i) "Liens" shall mean any lien, encumbrance, pledge, mortgage, security interest, lease, charge, conditional sales contract, option, restriction, reversionary interest, right of first refusal, voting trust arrangement, preemptive right, claim under bailment or storage contract, easement or any other adverse claim or right whatsoever; and (ii) "Assets" shall mean all of the goodwill, assets, properties and rights of every nature, kind and description, whether tangible or intangible, real, personal or mixed, wherever located and whether or not carried or reflected on the books and records of the Company, which are owned by the Company or in which the Company has any interest (including the right to use).

         COVENANTS.

         Best Efforts.  Each party shall use its best efforts  timely to satisfy
         ------------
each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

         Securities  Laws.  The  Company  agrees to timely  file all reports and
         ----------------
other documents required to be filed with the SEC, specifically, a Form D (or equivalent form required by applicable state law) with respect to the Note if and as required under Regulation D and applicable state securities laws and to provide a copy thereof to the Purchaser promptly after such filing.

         Expenses. Each party shall pay such party's expenses in connection with
         --------
the transactions contemplated by the Agreement.

         Use of Proceeds.  The Company  shall use the proceeds from the Note for
         ---------------
working capital and general corporate purposes.

         CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligations of the Company hereunder are subject to the satisfaction, on or before the Closing, unless otherwise specified, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

         The parties shall have executed this Agreement and the Intercreditors Agreement.

         The representations and warranties of the Purchaser shall be true and correct in all material respects as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date). The Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing.

         No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

         All consents, approval, authorizations and orders required to be obtained and all registrations, filings and notices required to be made with or given to any regulatory authority or person as provided herein shall have been made.

         CONDITIONS TO THE PURCHASER'S OBLIGATION TO PURCHASE.

         The obligations of the Purchaser are subject to the satisfaction, on or before the Closing, unless otherwise specified, of each of the following conditions, provided that these conditions are for the sole benefit of the Purchaser and may be waived by the Purchaser at any time in its sole discretion:

         The Company shall have executed this Agreement.

         The representations and warranties of the Company shall be true and correct in all material respects as of the Closing (except for representations and warranties that speak as of a specific date). The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing. The Purchaser may require a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing, to the foregoing effect and as to such other matters as may be reasonably requested by the Purchaser.

         No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

         All consents, approval, authorizations and orders required to be obtained and all registrations, filings and notices required to be made with or given to any regulatory authority or person as provided herein shall have been made.

         POST CLOSING COVENANTS

         Within sixty days from the Closing, the Company shall cause the delivery to the Purchaser of an assignment of warrant or warrants to purchase ..667 shares of the Common Stock for each $1 principal amount of the Note (the "Assigned Warrants"). The per share exercise price for the Assigned Warrants will be $.8075 representing 85% of the closing price on the trading day prior to the Closing, and each Assigned Warrant shall be for a term of two years from the Closing.

         GOVERNING LAW; MISCELLANEOUS.

         Governing  Law and  Venue.  This  Agreement  shall be  governed  by and
         -------------------------
interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Agreement, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the City of Los Angeles, State of California and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party. Service of process in any civil action relating to or arising out of this Agreement (including also all Exhibits or Schedules hereto) or the transaction(s) contemplated herein may be accomplished in any manner provided by law. The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         Counterparts.  This  Agreement may be executed in two or more identical
         -------------
counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and signature pages from such counterparts have been delivered.

         Headings;   Gender,  Etc.  The  headings  of  this  Agreement  are  for
         -------------------------
convenience of reference and shall not form a part of, or affect the interpretation of this Agreement. As used herein, the masculine shall refer to the feminine and neuter, the feminine to the masculine and neuter, and the neuter to the masculine and feminine, as the context may require. As used herein, unless the context clearly requires otherwise, the words "herein," "hereunder" and "hereby," shall refer to this entire Agreement and not only to the Section or paragraph in which such word appears. If any date specified herein falls upon a Saturday, Sunday or public or legal holidays, the date shall be construed to mean the next business day following such Saturday, Sunday or public or legal holiday. For purposes of this Agreement, a "business day" is any day other than a Saturday, Sunday or public or legal holiday.

         Severability.  If any provision of this  Agreement  shall be invalid or
         ------------
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         Entire  Agreement;  Amendments.  This  Agreement  and  the  instruments
         -------------------------------
referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         Notices.  Any notices required or permitted to be given under the terms
         --------
of this Agreement shall be sent by U.S. Mail or delivered personally or by courier or via facsimile (if via facsimile, to be followed within three (3) business days by an original of the notice document via U.S. Mail or courier) and shall be effective five (5) days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by facsimile, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:                  Youbet.com, Inc.
                                    5901 DeSoto Avenue
                                    Woodland Hills, CA  91367
                                    Attention:  President
                                    Telephone: (818) 668-2100
                                    Facsimile: (818) 668-2101

If to the Purchaser, at the address on the signature of this Agreement. Each party shall provide written notice to the other party of any change in address.

         Successors and Assigns.  This Agreement shall be binding upon and inure
         ----------------------
to the benefit of the parties and their respective successors and assigns. Neither the Company nor the Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent shall not be unreasonably withheld), and in any event any assignee of the Purchaser shall be an accredited investor (as defined in Regulation D), in the written opinion of counsel who is reasonably satisfactory to Company, and such assignment shall be in form, substance and scope reasonably satisfactory to the Company. Notwithstanding anything herein to the contrary, Purchaser may pledge the Note as collateral for a bona fide loan with a third party lender, and such pledge shall not be considered an assignment in violation of this Agreement so long as it is made in compliance with all applicable law.

         No Third  Party  Beneficiaries.  This  Agreement  is  intended  for the
         -------------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         Survival.  The  representations  and  warranties of the Company and the
         --------
Purchaser contained in Sections 2 and 3 and the agreements and covenants set forth in Section 4 shall survive the final Closing of the purchase and sale of the Note purchased and sold hereby.

         Further Assurance. Each party shall do and perform, or cause to be done
         -----------------
and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         Remedies.  No provision of this  Agreement  providing  for any specific
         ---------
remedy to a party shall be construed to limit such party to the specific remedy described, and any other remedy that would otherwise be available to such party at law or in equity shall be so available. Nothing in this Agreement shall limit any rights a party may have with any applicable federal or state securities laws with respect to the transactions contemplated hereby.

         IN WITNESS WHEREOF, the Purchaser and the Company have caused this Note Purchase Agreement to be duly executed as of the date first written above.




                                                THE COMPANY:

                                                YOUBET.COM, INC.


                                                By:
                                                    ---------------------------
                                                    Charles Champion, President





                                                THE PURCHASER:


                                               -------------------------------
                                                    [Investor]

                                 SCHEDULE 3(D)/
                                    CONSENTS

o The Company may have to file a transaction notice under Section 25102 of the California Corporations Code. The Company may be required to make additional filings under applicable state securities laws.

o The Company may have to file a Form D with the Securities and Exchange Commission and comply with certain Blue Sky requirements.

                                  SCHEDULE 3(G)
                                   LITIGATION



         On June 4, 1999, a complaint was filed against the Company in the Court of Chancery of the State of Delaware in and for New Castle County entitled George Von Opel v. Youbet Inc. (C.A. No. 17200 NC). In the complain Mr. Von Opel alleges that the Company breached its contractual obligation pursuant to a Private Placement Memorandum by failing to register the shares of common stock underlying 400,000 warrants issued by the Company to an affiliate of Mr. Von Opel. The complain seeks specific performance of the alleged obligation to register such shares and damages for alleged breach of contract in the amount of $8.7 million. The Company has answered the complaint and intends to defend itself vigorously in the action. On August 19, 1999, Mr. Von Opel moved for summary judgment on the issue of liability, which on June 2, 2000, the court denied. The Company is proceeding with discovery and has noticed the deposition of Mr. Von Opel. As the litigation is at an initial stage, an outcome cannot be predicted at this time.

                                  SCHEDULE 3(H)
                                 PLEDGED ASSETS





1) Operating leases:
---------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF PAYMENTS
                                                                   MONTHLY           REMAINING          PURCHASE OPTION
                            PAYMENTS AT END OF LEASE
      DESCRIPTION            LEASE #             LESSOR
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Toshiba 5560 - copier    6703893-002     Toshiba easy lease          $694                4             Fair market value
---------------------------------------------------------------------------------------------------------------------------
Toshiba 6560 - copier    1482410         Citicorp                    $811               17             Fair market value
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

2) The Company has two restricted cash accounts with respect to credit card charges:

Surefire          $485,939

PRI               $54,344

The amounts will vary depending on charges.

3)       With respect to deposits from customers/subscribers:

         a) The Company has a deposit with the State of California that is restricted ($500,000) and with the State of Oregon that is restricted ($XXX,XXX).

         b) Deposits from customers/subscribers are held in a trust account with Comerica Bank and are not the property of the estate in the case of bankruptcy

                                                                     EXHIBIT A


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR, IF APPLICABLE, STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO YOUBET.COM, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.


                                      NOTE
                                      ----

                  FOR VALUE RECEIVED, Youbet.com, Inc. a Delaware corporation (the "Borrower"), hereby promises to pay to [Investor] (the "Holder") or order, without demand, the sum of [DOLLAR AMOUNT] ($XXX,XXX), with interest at the rate of 10% per annum. The principal amount of the Note shall be due and payable on February 11, 2005 (the "Maturity Date").

                  The following terms shall apply to this Note:

                                    ARTICLE I

                                     PAYMENT

                  1.1  Payment of Interest. Interest shall be paid quarterly
                       -------------------
in arrears commencing on May 11, 2003.

                  1.3  Maturity.  On the  Maturity  Date,  the entire  principal
                       --------
amount and any unpaid accrued interest shall be paid to the Holder without offset or deduction of any kind.

                  1.4  Prepayment.  Any  prepayment  shall  include  all accrued
                       -----------
interest to the date of such prepayment. This Note may be prepaid without penalty prior to the Maturity Date upon at least 15 days notice.

                                   ARTICLE II

                                EVENTS OF DEFAULT

                  2.1 Events of Default.  The occurrence of any of the following
                      -----------------
events of default ("Event of Default") shall, at the option of the Holder hereof, make the principal balance then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, all without demand, presentment or notice, or grace period, all of which hereby are expressly waived, except as set forth below:

                  (a) Failure to Pay  Principal  and/or  Interest.  The Borrower
                      -------------------------------------------
fails to pay any installment of principal or interest hereon when due and such failure continues for a period of ten (10) days after the due date.

                  (b) Breach of  Covenant.  The  Borrower  breaches any material
                      --------------------
covenant or other term or condition of this Note, the Note Purchase Agreement entered into by the Holder and Borrower in connection with this Note (the "Note Purchase Agreement"), and the Intercreditors Agreement, each dated as of the date hereof, (together with the Note Purchase Agreement, collectively, the "Transactional Documents") in any material respect and such breach, if subject to cure, continues for a period of ten (10) days after written notice to the Borrower from the Holder.

                  (c) Breach of  Representations  and  Warranties.  Any material
                      --------------------------------------------
representation or warranty of the Borrower made herein in any Transactional Document shall be false or misleading in any material respect.

                  (d) Receiver or Trustee. The Borrower shall make an assignment
                      -------------------
for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

                  (e)  Judgments.  Any money  judgment,  writ or  similar  final
                       ----------
process, shall be entered or filed against Borrower or any of its property or other assets for more than $500,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

                  (f)  Bankruptcy.  Bankruptcy,  insolvency,  reorganization  or
                       -----------
liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower and if instituted against Borrower are not dismissed within 60 days of initiation.

                  (g) Cross  Default.  The Company  shall  default in any of its
                      --------------
obligations under any mortgage, indenture or instrument, other than the lease for the premises located at 5901 DeSoto Avenue, Woodland Hills, California, under which there may be issued any indebtedness of the Company in an amount exceeding $500,000 and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable.

                  2.2 Enforcement.  Upon the occurrence of any Event of Default,
                      ------------
the Holder may thereupon proceed to protect and enforce its rights either by suit in equity and/or by action at law or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, and proceed to enforce the payment of this Note held by it, and to enforce any other legal or equitable right of such Holder.

                  2.3 Waiver;  Release. Except as expressly provided for herein,
                      -----------------
the Company specifically (i) waives all rights it may have (A) to notice of nonpayment, notice of default, demand, presentment, protest and notice of protest with respect to any of the obligations hereunder and (B) to notice of acceptance hereof or of any other action taken in reliance hereon, notice and opportunity to be heard before the exercise by the Holder of the remedies of self-help, set-off, or other summary procedures and all other demands and notices of any type or description except for cure periods; and (ii) releases the Holder, its officers, directors, agents, employees and attorneys from all claims for loss or damage caused by any act or failure to act on the part of the Holder, its officers, attorneys, agents, directors and employees except for gross negligence or willful misconduct.

                  2.4 Intercreditors Agreement.  Notwithstanding anything herein
                      ------------------------
to the contrary, all of Holder's rights hereunder shall be subject to the terms of the Intercreditors Agreement dated as of the date hereof among Holder, the Borrower and other holders of notes of the Borrower of which this Note is part of a series of notes. To the extent of any conflict between the Intercreditors Agreement and this Note, the provisions of the Intercreditors Agreement shall prevail.

                                   ARTICLE III

                                  MISCELLANEOUS

                  3.1 Failure or Indulgence  Not Waiver.  No failure or delay on
                      ----------------------------------
the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  3.2  Notices.  Any notice  herein  required or permitted to be
                       -------
given shall be in writing and may be personally served or sent by fax transmission (with copy sent by certified or registered mail or by overnight courier). For the purposes hereof, the address and fax number of the Holder is as set forth on the first page hereof. The address and fax number of the Borrower shall be 5901 DeSoto Avenue, Woodland Hills, California 91367, facsimile number: (818) 668-2101. Both Holder and Borrower may change the address and fax number for service by service of notice to the other as herein provided.

                  3.3  Amendment  Provision.  The term "Note" and all  reference
                       ---------------------
thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

                  3.4  Assignability.  This  Note  shall  be  binding  upon  the
                       --------------
Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder.

                  3.5 Cost of  Collection.  If default is made in the payment of
                      -------------------
this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

                  3.6 Maximum Payments. Nothing contained herein shall be deemed
                      ----------------
to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

                  3.7  Governing  Law and Venue.  This Note shall be governed by
                       ------------------------
and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Note, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the City of Los Angeles, State of California and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party. Service of process in any civil action relating to or arising out of this Agreement or the transaction(s) contemplated herein may be accomplished in any manner provided by law. The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its President on this 11th day of February, 2003.

                                      YOUBET.COM, INC.


                                      By:
                                        -------------------------------------
                                               Charles Champion, President